EXHIBIT 99.2



FINANCIAL GUARANTY INSURANCE COMPANY
===============================================================================


Unaudited Interim Financial Statements

September 30, 2000


Balance Sheets.................................................  1
Statements of Income...........................................  2
Statements of Cash Flows.......................................  3
Notes to Unaudited Interim Financial Statements................  4





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Financial Guaranty Insurance
Company                                                         Balance Sheets
------------------------------------------------------------------------------
($ in Thousands)




                                                                          September 30,            December 31,
                                                                              2000                    1999
                                                                        ---------------          --------------
Assets                                                                    (Unaudited)
Fixed maturity securities, available for sale,
   at fair value (amortized cost of
   $2,254,334 in 2000 and $2,484,753 in 1999)                              $2,219,960              $2,412,504
Short-term investments, at cost, which approximates fair value                189,700                 114,776
Cash                                                                              478                     924
Accrued investment income                                                      34,572                  38,677
Reinsurance receivable                                                          9,398                   8,118
Deferred policy acquisition costs                                              71,967                  71,730
Property, plant and equipment net of
   accumulated depreciation of $7,940 in 2000 and $7,803 in 1999                  702                     967
Prepaid reinsurance premiums                                                  134,395                 133,874
Receivable for Securities Sold                                                124,359                      10
Prepaid expenses and other assets                                              13,522                  16,662
                                                                           ----------              ----------
            Total assets                                                   $2,799,053              $2,798,242
                                                                           ==========              ==========

Liabilities and Stockholder's Equity

Liabilities:

Unearned premiums                                                            $581,221                $578,930
Losses and loss adjustment expenses                                            47,013                  45,201
Ceded reinsurance payable                                                       2,525                   2,310
Accounts payable and accrued expenses                                          11,996                  16,265
Current federal income taxes payable                                           56,562                  62,181
Deferred federal income taxes payable                                          61,705                  46,346
Payable for securities purchased                                               89,866                   7,894
                                                                           ----------              ----------

            Total liabilities                                                 850,888                 759,127
                                                                           ----------              ----------

Stockholder's Equity:

Common stock, par value $1,500 per share at September 30,
  2000 and at December 31, 1999: 10,000 shares authorized,
  issued and outstanding                                                       15,000                  15,000
Additional paid-in capital                                                    383,511                 383,511
Accumulated other comprehensive loss, net of tax                              (20,687)                (46,687)
Retained earnings                                                           1,570,341               1,687,291
                                                                           ----------              ----------

            Total stockholder's equity                                      1,948,165               2,039,115
                                                                           ----------              ----------

            Total liabilities and stockholder's equity                     $2,799,053              $2,798,242
                                                                           ==========              ==========


                      See accompanying notes to unaudited interim financial statements


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Financial Guaranty Insurance
Company                                                    Statements Of Income
-------------------------------------------------------------------------------

($ in Thousands)



                                                                   Nine Months Ended September 30,
                                                                   2000                       1999
                                                                   ---------             ---------
                                                                             (Unaudited)
Revenues:

    Gross premiums written                                          $77,729          $ 75,398
    Ceded premiums                                                  (14,744)          (13,086)
                                                                  ----------        ----------

    Net premiums written                                             62,985            62,312
    (Increase)/Decrease in net unearned premiums                     (1,770)           29,090
                                                                   ---------        ---------

    Net premiums earned                                              61,215            91,402
    Net investment income                                           103,273           101,187
    Net realized gains                                               18,780            25,186
                                                                   --------          --------

        Total revenues                                              183,268           217,775
                                                                   --------           -------

Expenses:

    Losses and loss adjustment expenses                               3,087            (4,386)
    Policy acquisition costs                                          8,320            15,032
    Other underwriting expenses                                      11,635            13,471
                                                                  ---------            ------

        Total expenses                                               23,042            24,117
                                                                   --------           -------

        Income before provision for federal income taxes            160,226           193,658

    Provision for federal income taxes                               27,176            38,894
                                                                   --------           -------

         Net income                                                $133,050          $154,764
                                                                   ========          ========




                         See accompanying notes to unaudited interim financial statements



Financial Guaranty Insurance
Company                                               Statements Of Cash Flows
-------------------------------------------------------------------------------

($ in Thousands)
                                                               Nine Months Ended September 30,
                                                               2000                       1999
                                                               ---------            ----------
                                                                         (Unaudited)

Operating activities:

Net income                                                         $133,050         $154,764
    Adjustments to reconcile net income to net
      cash provided by operating activities:
    Provision for deferred federal income taxes                       1,359              533
    Amortization of fixed maturity securities                         3,731            3,195
    Policy acquisition costs deferred                                (8,557)         (10,496)
    Amortization of deferred policy acquisition costs                 8,320           15,032
    Depreciation of property, plant and equipment                       265              740
    Change in reinsurance receivable                                 (1,280)          (1,927)
    Change in prepaid reinsurance premiums                             (521)          10,192
    Foreign currency translation adjustment                           2,125            1,891
    Change in accrued investment income, prepaid
       expenses and other assets                                      7,245           (2,474)
    Change in unearned premiums                                       2,291          (39,282)
    Change in losses and loss adjustment expense                      1,812           (5,845)
    Change in ceded reinsurance payable, accounts payable
       and accrued expenses                                          (4,045)          (6,170)
    Change in current federal income taxes payable                   (5,619)          (7,175)
    Net realized gains                                              (18,780)         (25,186)
                                                                   ---------         --------

Net cash provided by operating activities                           121,387           87,792
                                                                    -------          -------

Investing activities:

Sales or maturities of fixed maturity securities                    717,451          662,901
Purchases of fixed maturity securities                             (514,360)        (590,689)
Purchases of short-term investments, net                            (74,924)         (84,900)
                                                                    --------         --------

Net cash used for investing activities                              128,167          (12,688)
                                                                   --------          --------

Financing activities:

Dividends paid                                                     (250,000)         (75,000)
                                                                   ---------         --------
Net cash used for financing activities                             (250,000)         (75,000)
                                                                   ---------         --------

(Decrease)/Increase in cash                                            (446)             104
Cash at beginning of period                                             924              318
                                                                   --------         --------

Cash at end of period                                              $    478          $   422
                                                                   ========          =======


                         See accompanying notes to unaudited interim financial sttements

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Financial Guaranty Insurance
Company                                          Notes to Financial Statements
------------------------------------------------------------------------------


September 30, 2000 and 1999
(Unaudited)


              (1) Basis of Presentation

                  The interim financial statements of Financial Guaranty
                  Insurance Company (the Company) in this report reflect all adjustments necessary, in the opinion of management, for a fair statement of (a) results of operations for the nine months ended September 30, 2000 and 1999, (b) the financial position at September 30, 2000 and December 31, 1999, and
                  (c) cash flows for the nine months ended September 30, 2000 and 1999.

                  These interim financial statements should be read in conjunction with the financial statements and related notes included in the 1999 audited financial statements.

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

              (2) Statutory Accounting Practices

                  The financial statements are prepared on the basis of GAAP, which differs in certain respects from accounting practices prescribed or permitted by state insurance regulatory authorities. The following are the significant ways in which statutory basis accounting practices differ from GAAP:

                  (a) premiums are earned directly in proportion to the scheduled principal and interest payments rather than in proportion to the total exposure outstanding at any point in time;

                  (b) policy acquisition costs are charged to current operations as incurred rather than as related premiums are earned;

                  (c) a contingency reserve is computed on the basis of statutory requirements for the security of all policyholders, regardless of whether loss contingencies actually exist, whereas under GAAP, a reserve is established based on an ultimate estimate of exposure;

                  (d) certain assets designated as "non-admitted assets" are charged directly against surplus but are reflected as assets under GAAP, if recoverable;

                  (e) federal income taxes are only provided with respect to taxable income for which income taxes are currently payable, while under GAAP taxes are also provided for differences between the financial reporting and tax bases of assets and liabilities;

                  (f) purchases of tax and loss bonds are reflected as admitted assets, while under GAAP they are recorded as federal income tax payments; and

                  (g) all fixed income investments are carried at amortized cost, rather than at fair value for securities classified as available for sale under GAAP.



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Financial Guaranty Insurance
Company                                          Notes to Financial Statements
------------------------------------------------------------------------------

The following is a reconciliation of the net income and stockholder's equity of Financial Guaranty prepared on a GAAP basis to the corresponding amounts reported on a statutory basis for the periods indicated below:

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



                                                                                  Nine Months Ended September 30,

                                                                         2000                                 1999
                                                            ---------------------------------     -------------------------------
                                                                Net            Stockholder's           Net           Stockholder's
                                                               Income             Equity             Income             Equity
                                                            ------------       -------------      ------------       -------------

GAAP basis amount                                           $   133,050        $ 1,948,165        $   154,764        $ 2,038,827
Premium revenue recognition                                      (9,908)          (204,467)            (4,836)          (199,991)
Deferral of acquisition costs                                      (237)           (71,967)             4,536            (76,388)
Contingency reserve                                                --             (747,059)              --             (665,383)
Contingency reserve tax deduction                                  --               74,059               --               74,059
Non-admitted assets                                                --                 (636)              --                 (632)
Case-basis losses incurred                                          440               (781)            (1,091)            (1,018)
Portfolio loss reserves                                           2,800             28,700              1,000             33,900
Deferral of income tax                                            1,359             73,654                533             73,479
Unrealized losses on fixed maturity securities
   held at fair value, net of taxes                                --               22,343               --               20,585

Profit commission                                                    27             (7,116)              (457)            (6,508)
Provision for unauthorized reinsurers                              --                  (87)              --                  (88)
Allocation of tax benefits due to Parent's net
   operating loss to the Company                                    219             11,312                235             11,404
                                                            -----------        -----------        -----------        -----------
Statutory basis amount                                      $   127,750        $ 1,126,120        $   154,684        $ 1,302,246
                                                            ===========        ===========        ===========        ===========

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Financial Guaranty Insurance
Company                                          Notes to Financial Statements
------------------------------------------------------------------------------

              (3) Dividends

                  Under New York Insurance Law, the Company may pay a dividend only from earned surplus subject to the following limitations:

                  o Statutory surplus after dividends may not be less than the minimum required paid-in capital, which was $66.4 million in 2000.

                  o Dividends may not exceed the lesser of 10 percent of its surplus or 100 percent of adjusted net investment income, as defined therein, for the twelve month period ending on the preceding December 31, without the prior approval of the Superintendent of the State of New York Insurance Department.


                  The amount of the Company's surplus available for dividends during 2000 is approximately $112.6 million.

                  The Company declared dividends of $50 million and $75
                  million during the first nine months of 2000 and 1999
                  respectively. In addition, an extraordinary dividend of $200 million (approved by New York State Insurance Department) was paid during the first nine months of 2000.

              (4) Income Taxes

                  The Company's effective Federal corporate tax rate (17.0 percent and 20.1 percent for the nine months ended September
                  30, 2000 and 1999, respectively) is less than the statutory corporate tax rate (35 percent in 2000 and 1999) on ordinary income due to permanent differences between financial and taxable income, principally tax-exempt interest.

              (5)  Reinsurance

                  Net premiums earned are shown net of premiums ceded of $14.2 million and $23.8 million, respectively, for the nine months ended September 30, 2000 and 1999.

(6)      Comprehensive Income

                  Comprehensive income encompasses all changes in stockholders' equity (except those arising from transactions with stockholders) and includes net income, net unrealized capital gains or losses on available-for-sale securities
                  (net of taxes) and foreign currency translation adjustments, net of taxes. The following is a reconciliation of comprehensive income:




Financial Guaranty Insurance
Company                                          Notes to Financial Statements
------------------------------------------------------------------------------

September 30, 2000 and 1999
(Unaudited)


                                                                              For the Nine Months
                                                                               Ended September 30,

                                                                            2000                 1999
                                                                            ----                 ----
                  Net income                                              $133,050             $154,764
                  Other comprehensive income:
                      Change in unrealized investment gains,
                         (losses) net of taxes of $13,256 in 2000
                          and ($61,321) in 1999                             24,619             (113,882)
                      Change in foreign exchange gains,
                         net of taxes of $743 in 2000 and
                         $622 in 1999                                        1,381                1,229
                                                                        ----------             --------
                  Comprehensive income                                    $159,050             $ 42,111
                                                                        ==========             ========

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(7)      Current Accounting Pronouncements

                  The Financial Accounting Standards Board ("FASB") has issued, then subsequently amended Statement of Financial
                  Accounting Standards ("SFAS") No. 133, Accounting for
                  Derivative Instruments and Hedging activities, effective for Financial Guaranty Insurance Company on January 1, 2001.
                  Upon adoption, all derivative instruments (including certain derivative instruments embedded in other contracts) will be recognized in the balance sheet at their fair values;
                  changes in such fair values must be recognized immediately in earnings unless specific hedging criteria are met.
                  Management estimates that at September 30, 2000, the effects on its financial statements of adopting SFAS 133, as amended, will be immaterial. However, the transition effect as of January 1, 2001, cannot be estimated at this time because it is subject to the following unknown variables as of that date: (1) actual derivatives and related hedged positions, (2) market values of derivatives and hedged positions, and (3) further interpretation of SFAS 133 by the FASB.